                                  EXHIBIT 99.6

      EQUITY ONE
a Popular, Inc. Company


                                EQUITY ONE 2004-4

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

DEAL NAME: EQUITY ONE 2004-4

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION

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                                                REDUCED/
                                                LIMITED                                                                    CURRENT
   FICO SCORE       FULL DOC     STATED DOC       DOC           ALT DOC        ALL DOCS         WAC      AVG PRIN BAL        LTV
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501-550                 2.21           0.02       0.00             0.00            2.23       7.655       $127,338.03           75
551-600                11.91           0.57       0.17             0.42           13.07       7.079       $147,149.17        79.64
601-650                29.59           5.06       1.22             1.33           37.20       6.784       $161,047.86        83.02
651-700                21.21           7.60       1.15             0.98           30.94       6.491       $176,061.33        83.03
701-750                 7.46           3.13       0.26             0.26           11.11       6.370       $181,381.80        80.26
751-800                 4.20           0.80       0.06             0.05            5.11       6.003       $201,933.02        72.23
801-850                 0.32           0.02       0.00             0.00            0.34       5.927       $267,426.04        74.09
TOTAL                  76.90          17.20       2.85             3.04          100.00       6.662       $166,414.94        81.51
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LTV & FICO
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   CURRENT LTV      501 - 550      551 - 600     601 - 650     651 - 700     701 - 750       751 - 800      801 - 850         FICO
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 0.01-10                 0.01           0.00          0.00          0.00          0.00            0.00           0.00         0.01
10.01-20                 0.00           0.02          0.01          0.01          0.06            0.01           0.00         0.11
20.01-30                 0.03           0.03          0.10          0.05          0.00            0.05           0.00         0.26
30.01-40                 0.02           0.07          0.16          0.11          0.17            0.16           0.00         0.70
40.01-50                 0.08           0.18          0.37          0.48          0.19            0.27           0.01         1.60
50.01-60                 0.13           0.60          0.92          0.83          0.64            0.50           0.05         3.68
60.01-70                 0.20           1.36          3.40          2.36          0.93            1.00           0.07         9.32
70.01-80                 1.11           4.01         11.55          9.93          3.66            1.89           0.13        32.28
80.01-90                 0.65           5.67         11.59          9.75          3.34            0.84           0.04        31.88
90.01-100                0.00           1.12          9.10          7.41          2.12            0.39           0.03        20.16
TOTAL                    2.24          13.06         37.21         30.94         11.11            5.11           0.33       100.00
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   CURRENT LTV     AVG PRIN BAL            WAC      GROSS MARGIN       LIMITED DOC   STATED DOC
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 0.01-10             $49,826.02           8.350             0.00              0.00         0.00
10.01-20            $112,570.59           6.097             0.00              0.00         8.87
20.01-30             $99,872.48           6.723             6.29              4.16        12.75
30.01-40            $125,171.54           6.180             6.61              6.32        19.12
40.01-50            $146,559.59           6.196             6.64              5.37        28.25
50.01-60            $159,640.03           6.332             6.67              2.43        27.52
60.01-70            $174,746.97           6.291             6.49              2.66        30.11
70.01-80            $177,253.00           6.551             6.48              4.43        22.18
80.01-90            $167,788.83           6.781             6.53              2.74        16.96
90.01-100           $152,580.49           6.937             6.63              0.37         1.10
TOTAL               $166,414.94           6.662             6.55              2.85        17.20
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PRIN BALANCE & FICO
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    PRIN BALANCE       501 - 550      551 - 600     601 - 650     651 - 700     701 - 750     751 - 800     801 - 850    TOTAL FICO
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$1 - $50,000                0.04           0.16          0.15          0.09          0.04          0.01           0.00       0.49
$50,001 - $100,000          0.53           2.16          4.43          2.68          0.91          0.41           0.01      11.15
$100,001 - $150,000         0.57           3.04          8.36          6.20          2.03          0.77           0.04      21.02
$150,001 - $200,000         0.51           2.69          6.89          6.18          1.92          0.59           0.03      18.80
$200,001 - $250,000         0.24           1.58          6.74          5.23          1.90          0.59           0.03      16.30
$250,001 - $300,000         0.19           1.30          4.51          3.61          1.64          0.54           0.04      11.84
$300,001 - $350,000         0.09           0.98          2.46          2.86          0.92          0.76           0.00       8.07
$350,001 - $400,000         0.05           0.41          1.50          2.02          0.89          0.41           0.05       5.33
$400,001 - $450,000         0.00           0.12          1.06          1.00          0.58          0.40           0.00       3.17
$450,001 - $500,000         0.00           0.27          0.79          0.85          0.20          0.39           0.07       2.58
$500,001 - $550,000         0.00           0.00          0.14          0.22          0.00          0.07           0.07       0.51
$550,001 - $600,000         0.00           0.16          0.16          0.00          0.00          0.08           0.00       0.40
$600,001 - $650,000         0.00           0.08          0.00          0.00          0.08          0.00           0.00       0.17
$650,001 - $700,000         0.00           0.00          0.00          0.00          0.00          0.09           0.00       0.09
$700,001 - $750,000         0.00           0.10          0.00          0.00          0.00          0.00           0.00       0.10
TOTAL                       2.24          13.06         37.21         30.94         11.11          5.11           0.33     100.00
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    PRIN BALANCE        CURRENT LTV            WAC      GROSS MARGIN       LIMITED DOC   STATED DOC
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$1 - $50,000                  75.69           7.830            6.568              0.00         8.55
$50,001 - $100,000            80.41           7.135            6.659              1.11        12.02
$100,001 - $150,000           83.34           6.829            6.689              1.87        11.93
$150,001 - $200,000           81.94           6.707            6.512              2.44        17.81
$200,001 - $250,000           82.11           6.585            6.516              3.49        18.45
$250,001 - $300,000           81.10           6.512            6.528              3.19        23.03
$300,001 - $350,000           80.45           6.384            6.361              3.34        26.31
$350,001 - $400,000           80.31           6.375            6.321              6.70        26.19
$400,001 - $450,000           78.71           6.228            6.492              5.50        20.42
$450,001 - $500,000           78.22           6.114            6.721              5.04         2.53
$500,001 - $550,000           80.96           6.297            6.500              0.00         0.00
$550,001 - $600,000           76.15           6.227            6.500              0.00         0.00
$600,001 - $650,000           82.66           6.250            6.500              0.00         0.00
$650,001 - $700,000           75.52           5.875            6.500              0.00         0.00
$700,001 - $750,000           73.38           6.010            6.500              0.00         0.00
TOTAL                         81.51           6.662            6.545              2.85        17.20
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PREPAYMENT PENALTY & FICO
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 PREPAYMENT PENALTY TERM     501 - 550    551 - 600   601 - 650    651 - 700    701 - 750     751 - 800     801 - 850    TOTAL FICO
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0                                 0.46         2.44        6.62         4.39         1.53          0.69           0.08      16.21
12                                0.10         0.65        2.11         1.37         0.86          0.10           0.00       5.19
24                                0.45         2.47        4.68         4.18         1.44          0.42           0.00      13.64
36                                0.68         4.83       13.89        14.13         5.11          2.77           0.08      41.50
48                                0.00         0.04        0.19         0.18         0.06          0.02           0.00       0.48
60                                0.55         2.64        9.72         6.70         2.11          1.10           0.17      22.98
TOTAL                             2.24        13.06       37.21        30.94        11.11          5.11           0.33     100.00
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 PREPAYMENT PENALTY TERM     CURRENT LTV            WAC      GROSS MARGIN      AVG PRIN BAL  LIMITED DOC   STATED DOC
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0                                  83.74           7.000            6.621       $147,459.67         4.02        14.77
12                                 78.13           6.643            6.709       $206,297.33         1.66        27.75
24                                 85.00           6.632            6.418       $178,971.75         0.88        14.73
36                                 79.60           6.535            6.705       $168,707.77         1.96        17.32
48                                 81.38           6.530            0.000       $184,108.64         3.32        22.31
60                                 82.10           6.680            6.594       $162,960.95         5.07        17.68
TOTAL                              81.51           6.662            6.545       $166,414.94         2.85        17.20
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MORTG RATES & FICO
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   MORTG RATES         501 - 550      551 - 600     601 - 650     651 - 700     701 - 750    751 - 800     801 - 850      TOTAL FICO
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4.001-4.5%                  0.00           0.00          0.02          0.12          0.02         0.05           0.00         0.21
4.501-5.0%                  0.00           0.00          0.16          0.42          0.39         0.64           0.00         1.60
5.001-5.5%                  0.00           0.19          1.07          1.58          0.81         0.53           0.02         4.20
5.501-6.0%                  0.06           1.07          5.27          7.48          3.16         1.84           0.24        19.12
6.001-6.5%                  0.05           2.24          7.57          7.10          2.70         1.05           0.04        20.75
6.501-7.0%                  0.36           3.89         11.56          8.25          2.08         0.58           0.00        26.71
7.001-7.5%                  0.47           2.08          5.56          3.22          0.93         0.19           0.03        12.48
7.501-8.0%                  0.80           2.19          4.39          2.02          0.79         0.13           0.00        10.32
8.001-8.5%                  0.29           0.64          0.95          0.51          0.14         0.04           0.00         2.56
8.501-9.0%                  0.12           0.59          0.58          0.21          0.09         0.03           0.00         1.62
9.001-9.5%                  0.03           0.09          0.10          0.02          0.00         0.01           0.00         0.25
9.501-10.0%                 0.06           0.09          0.00          0.03          0.00         0.00           0.00         0.17
TOTAL                       2.24          13.06         37.21         30.94         11.11         5.11           0.33       100.00
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   MORTG RATES       CURRENT LTV            WAC      GROSS MARGIN      AVG PRIN BAL  LIMITED DOC   STATED DOC
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4.001-4.5%                 64.30           4.424            6.500       $171,849.54         0.00         0.00
4.501-5.0%                 70.07           4.898            5.629       $223,218.91         0.00         0.00
5.001-5.5%                 74.73           5.334            5.733       $202,509.62         1.69         5.09
5.501-6.0%                 76.40           5.842            6.205       $210,446.66         2.35        16.43
6.001-6.5%                 80.62           6.318            6.466       $186,230.11         1.46        20.35
6.501-7.0%                 83.69           6.805            6.624       $163,980.04         3.55        17.92
7.001-7.5%                 85.54           7.292            6.754       $143,718.46         5.47        18.65
7.501-8.0%                 86.16           7.766            6.820       $136,205.32         2.88        17.73
8.001-8.5%                 85.70           8.260            6.858       $110,940.24         2.52        17.04
8.501-9.0%                 82.10           8.759            6.888       $104,711.79         2.29        12.24
9.001-9.5%                 79.11           9.235            7.106        $89,235.43         0.00        14.09
9.501-10.0%                79.75           9.762            8.492        $65,278.80         0.00         4.86
TOTAL                      81.51           6.662            6.545       $166,414.94         2.85        17.20
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MORTG RATES & LTV
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   MORTG RATES        LTV < 40       40.01-50    50.01 - 60    60.01 - 70      70.01 - 80      80.01 - 90    90.01 - 100     100+
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4.001-4.5%                0.02           0.00          0.07          0.05            0.04            0.00           0.03      0.00
4.501-5.0%                0.06           0.03          0.14          0.46            0.72            0.19           0.00      0.00
5.001-5.5%                0.07           0.20          0.27          0.83            1.52            0.96           0.36      0.00
5.501-6.0%                0.38           0.72          1.07          2.70            7.81            4.61           1.83      0.00
6.001-6.5%                0.22           0.21          0.88          1.97            7.66            6.33           3.48      0.00
6.501-7.0%                0.12           0.22          0.69          2.05            7.71            9.55           6.37      0.00
7.001-7.5%                0.04           0.12          0.25          0.66            3.00            4.87           3.54      0.00
7.501-8.0%                0.15           0.06          0.21          0.38            2.29            3.74           3.49      0.00
8.001-8.5%                0.01           0.04          0.05          0.07            0.69            0.91           0.80      0.00
8.501-9.0%                0.01           0.00          0.05          0.14            0.56            0.63           0.23      0.00
9.001-9.5%                0.00           0.00          0.01          0.00            0.17            0.05           0.02      0.00
9.501-10.0%               0.00           0.00          0.00          0.02            0.11            0.05           0.00      0.00
TOTAL                     1.07           1.60          3.68          9.32           32.28           31.88          20.16      0.00
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   MORTG RATES         TOTAL LTV        AVG FICO     GROSS MARGIN      AVG PRIN BAL  LIMITED DOC   STATED DOC
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4.001-4.5%                  0.21             699            6.500       $171,849.54         0.00         0.00
4.501-5.0%                  1.61             724            5.629       $223,218.91         0.00         0.00
5.001-5.5%                  4.20             683            5.733       $202,509.62         1.69         5.09
5.501-6.0%                 19.12             675            6.205       $210,446.66         2.35        16.43
6.001-6.5%                 20.75             658            6.466       $186,230.11         1.46        20.35
6.501-7.0%                 26.71             644            6.624       $163,980.04         3.55        17.92
7.001-7.5%                 12.48             637            6.754       $143,718.46         5.47        18.65
7.501-8.0%                 10.32             627            6.820       $136,205.32         2.88        17.73
8.001-8.5%                  2.56             621            6.858       $110,940.24         2.52        17.04
8.501-9.0%                  1.62             618            6.888       $104,711.79         2.29        12.24
9.001-9.5%                  0.25             597            7.106        $89,235.43         0.00        14.09
9.501-10.0%                 0.17             577            8.492        $65,278.80         0.00         4.86
TOTAL                     100.00             652            6.545       $166,414.94         2.85        17.20
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